UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant   ☐
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Arena Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of communications from Arena Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Arena”), to the Company’s employees, customers, partners and analysts relating to the Agreement and Plan of Merger, dated December 12, 2021, by and among the Company, Pfizer Inc., a Delaware corporation (“Pfizer”) and Antioch Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pfizer (the “Merger Agreement”).

The following FAQ was made available to the Company’s employees on January 21, 2022:

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
Employee FAQ #2

About the Merger

1.	When will the transaction close?

•
The transaction remains subject to customary closing conditions, including receipt of regulatory approvals and approval by Arena stockholders, and is currently targeted to close in the first half of 2022.

2.	Did we choose Pfizer from among other potential suitors?

•
Arena routinely receives and evaluates unsolicited business development opportunities which can include a wide variety of collaboration concepts. For more information on the negotiations with Pfizer, please refer to the summary provided in the Proxy Statement that was posted on Arena’s website > Investors > SEC filings.

3.	If data readouts aren’t as positive as anticipated, can Pfizer back out of the deal?

•	Pfizer is required under the Merger Agreement to close the transaction regardless of the data readout and subject to the closing conditions and terms of the Merger Agreement.

4.	Can Pfizer actively recruit during the integration planning process?

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Prior to the closing of the transaction, Pfizer and Arena remain separate companies. While it is not legally prohibited for Pfizer to recruit during the integration planning period, the success of Arena’s business is in large part due to its employees. As such, Pfizer will not be actively recruiting Arena talent.

•
If an employee takes a role with Pfizer prior to the closing of the transaction, that will be considered a voluntary separation from Arena and the employee will no longer be eligible for the accelerated vesting and cash-out of outstanding PSUs, RSUs, and unvested stock options as defined in the Merger Agreement or for severance benefits if their role is eliminated.

5.	Will we continue to be called Arena?

•	We have had no conversations with Pfizer about changing the Arena name.

6.	Will Pfizer be our parent company?

•
No changes will occur between now and the closing of the transaction. As part of the merger, we will merge with Antioch Merger Sub, a subsidiary of Pfizer, and Arena will become a wholly owned subsidiary of Pfizer.

7.	Will Pfizer be obligated to keep a Swiss legal entity and office in Zug?

•
No changes are anticipated between now and the closing of the transaction. The go-forward organizational structure will be defined as part of the integration planning process and take effect after closing.

8.	Will Arena stock continue to trade?

•
Arena stock will continue to trade until the closing of the transaction. At the closing, Arena stock will be converted to cash at the consideration price of $100 per share and will be de-listed by Nasdaq.

9.	What is Pfizer’s vaccination policy?

•
Pfizer’s policy requires that all employees be fully vaccinated as a condition of employment. Employees may request an accommodation on the basis of a medical condition or sincerely held religious belief.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
My Employment

10.	Are work-dependent visas in Switzerland and the US still valid?

•	No changes are anticipated between now and the closing of the transaction.

11.	What happens if I quit prior to the closing of the transaction?

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If you voluntarily leave Arena prior to the closing of the transaction, you will forfeit any potential severance benefits and forfeit the accelerated vesting and cash-out of outstanding PSUs, RSUs and unvested stock options as defined in the Merger Agreement. Vested options or shares acquired as the result of vested RSUs and ESPP purchases held as of your termination date will be cashed out in connection with the transaction.

•
If you voluntarily leave Arena following the closing of the transaction, you will also forfeit any potential Change-in-Control (CIC) severance benefits and, other than in the case of certain terminations resulting from a relocation requirement, any further vesting of any equity granted since the signing of the Merger Agreement.

12.	Is it considered involuntary separation if I refuse to accept a job at Pfizer that I don’t want or if I’m offered employment at a lower salary or with a different title?

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It would be considered a voluntary resignation if an employee refuses to accept/continue in a position with Pfizer that the employee does not want, including a position with a different title. If an employee is offered and does not accept a position with substantially equivalent base pay and job responsibilities, it is not recognized as a covered termination of employment for purposes of eligibility for benefits under the Employee Severance Plan. Please review the Employee Severance Plan U.S. or Switzerland for more detailed information on involuntary vs. voluntary separation.

•
Pursuant to the Merger Agreement, for a period of 12 months following the closing of the transaction, Pfizer has agreed to (i) maintain substantially equivalent base salaries and bonus opportunities that are in effect prior to closing for continuing employees, (ii) provide long-term cash and equity-based incentive compensation opportunities (excluding the ESPP) that are substantially comparable to the long-term cash and equity-based incentive compensation opportunities provided to similarly situated Pfizer employees based on levels of responsibility and seniority as determined by Parent, and (iii) provide benefits (excluding equity compensation, change in control, transaction or retention payments, defined benefit, nonqualified deferred compensation, severance benefits, post-retirement or retiree medical benefits) that are either no less favorable in the aggregate to the benefits provided immediately prior to closing or substantially comparable in the aggregate to those provided to similarly situated Pfizer employees.

13.	If I do not want to or cannot relocate, would this be considered a voluntary or involuntary termination?

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Refusing a relocation request is not recognized as a covered termination of employment for purposes of eligibility for benefits under the Employee Severance Plan. However, under the Restricted Stock Unit Award Agreements, a separation of employment resulting from a relocation requirement of more than 50 miles is a qualifying termination and would allow for accelerated vesting of any outstanding RSU awards following notice to Pfizer and an opportunity to cure.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
14.	To what degree will Pfizer consider our desire to explore continuing opportunities vs our wish to separate?

•	The go-forward organizational structure will be defined as part of the integration planning process.

15.	How much notice will we receive about potential continuation or termination of our roles?

•	No changes are anticipated between now and the closing of the transaction. The go-forward organizational structure will be defined as part of the integration planning process.

16.	Are we considered Pfizer employees at the closing of the transaction?

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Yes, any Arena employees who remains post-closing of the transaction will be considered a Pfizer employee. However, the go-forward organizational structure will be defined as part of the integration planning process.

17.	Are there any terms in the Merger Agreement that protect employees who wish to continue working remotely? Do we know how Pfizer feels about our Work Together, Live Wherever policy?

•	The terms of the Merger Agreement do not address remote work locations or relocation requirements. We expect to discuss remote working policies during integration planning.

Cash Compensation

18.	Will our current pay schedule be affected by the transaction?

•	No changes are anticipated between now and the closing of the transaction as a result of the merger.

19.	If I was promoted in 2021, will my base salary for severance benefits be based on my previous or new base salary?

•	Severance benefits will be determined using your base salary at the time of separation in accordance with the terms of the Employee Severance Plan.

20.	Would I have to pay back a sign-on bonus if my position is eliminated as a result of the transaction?

•	Refer to the language in your offer letter regarding the terms of your sign-on bonus. If you have additional questions, please contact your HR business partner.

Equity/Long-Term Incentives

21.	What is the withholding rate for the portion of the equity cash-out that will flow through payroll?

•	We recommend that you consult with a tax advisor. Generally, in the U.S., the equity cash-out will be considered supplemental wages and the current tax withholding rates are as follows:

◾	Federal income tax: 22% up to $1 million in annual supplemental wages and then 37%

◾	State income tax: State rates will vary and are based on each individual jurisdiction’s supplemental rate.

◾	Payroll tax: Applicable payroll taxes (e.g., FICA at 6.2%, Medicare at 1.45%) will be withheld based on the standard rates and wage maximums.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
22.	What happens to Arena shares that I own in my personal portfolio?

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If you have acquired/purchased Arena shares or if you own shares from exercising vested options, as the result of vested RSUs, or ESPP purchases, those shares will be cashed out (as will be the case with all shareholders) at the closing of the transaction at the consideration price of $100 per share and the cash proceeds will be deposited into your corresponding brokerage account(s).

23.	Will 401(k) contributions be taken out of the cash-out of our equity awards at the time of the merger?

•	No, the cash-out is not eligible compensation as defined in the 401(k) plan. Therefore, no 401(k) contribution will be deducted from the equity award cash out.

24.	Will there be a premium added to the $100 consideration price?

•	No.

25.	Can I change my ESPP contribution now?

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Up until 10 days prior to the purchase date (which will occur on the earlier of (i) 5 business days prior to the closing of the transaction or (ii) the last day of the current purchase period on  May 20, 2022), participants in the ESPP are able to (a) withdraw from the ESPP, (b) suspend contributions to the ESPP, or (c) make a one-time decrease to their ESPP contribution percentage election. You cannot newly enroll in the plan or increase an existing contribution election.

26.	Will I be able to keep my E*TRADE account, or will it be closed once my equity cashes out?

•	Your E*TRADE brokerage account will remain open unless you take actions to close it.

27.	If I am hired by Pfizer post-closing and asked to stay through the transition period, will I be eligible for the Pfizer annual bonus?

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Pursuant to the Merger Agreement, Pfizer has agreed to maintain each continuing employee’s bonus opportunity as of immediately prior to the closing of the transaction for a period of 12 months following the closing. The specifics of this will be determined during the integration planning process.

28.	Will Pfizer pay dividends on the ARNA RSUs converted to PFE once I own the shares, or will they be treated differently?

•	Pursuant to the terms of the equity plan under which RSUs have been granted, dividends will be paid in the form of additional RSUs and will become vested to the same extent as the underlying RSUs.

29.	I have a potential benefit value in my E*TRADE account that is much higher than the current account value (due to stock options). What do I need to do to obtain the potential benefit value?

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The potential benefit value is based on the current market value of outstanding equity, including the spread between the current stock price and the exercise price of any options.  For options that remain outstanding and unexercised as of immediately prior to the closing, the value that will be realized at the closing of the transaction is the $100 per share consideration price, and the spread between $100 and the exercise price of any options.

30.	Can I sell any stock or exercise any stock options now if I am not impacted by the blackout period?

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Employees may transact in Arena stock, subject to applicable insider trading rules, including Arena’s Insider Trading Policy. Importantly, no person may transact in Arena securities while in possession of material nonpublic information. In addition, the Policy prohibits certain types of transactions and subjects certain persons to quarterly trading blackouts or to mandatory preclearance requirements. For more information, please refer to the Policy (including the FAQs that are attached to the Policy) or contact ***@arenapharm.com.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
Benefits

31.	At what point will we learn more about Pfizer benefits?

•	All future benefits programs will be determined as part of the integration planning process.

32.	Will our 401(k) convert to Pfizer’s plan at the closing of the transaction?

•	All future benefits programs, including the 401(k), will be determined as part of the integration planning process.

33.	Will there still be a summer and winter break next year?

•	All future benefits programs, including the continuation of summer and winter breaks, will be determined as part of the integration planning process.

34.	Will we still be able to take time off we’ve already planned for after the closing of the transaction?

•	We fully expect that employees will be able to take planned vacation after the closing of the transaction. As always, time off requests are subject to manager approval.

35.	Will our unused vacation days be paid out, including the days we've had to roll over from prior years?

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If you are on an accrual vacation plan, any accrued and unused vacation will be paid out upon separation. During integration planning we will determine if your accrued unused time will remain as is, be cashed out, or be recognized by (or rolled into) any other PTO policy applicable with continued employment following the close.

36.	For those of us on high deductible plans, will the HSA be the same contribution throughout the year, even if the transaction closes mid-year?

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There will be no changes to our current HSA contribution schedule before the closing of the transaction. All future benefits programs, including the HSA, will be determined as part of the integration planning process.

37.	How will parental leave be affected if we haven’t used all of our time before the closing of the transaction?

•	There will be no changes to our parental leave policy before the closing of the transaction.

38.	If I become a Pfizer employee, will this count as a qualifying event where I can change my benefits coverage?

•	No.

39.	How will this transaction affect ex-Pfizer employees who are enrolled in the Pfizer pension? Will years of service with Arena count toward added Pfizer pension benefits?

•	No. Pfizer froze their pension plans for rehires in January 2012 and for all employees in December 2017 with no continued service added for the calculation of a pension benefit.

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Since Arena is currently not part of Pfizer’s “controlled group of Companies,” service earned at Arena will not be used toward the calculation of pension or other retirement benefits.  Additional analysis will be completed and more information regarding prior Pfizer service will be communicated following integration planning.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
Severance

40.	Do I have to have worked at Arena for a certain length of time to be eligible for severance?

•	No. Eligibility for severance is not based on having worked at Arena for a specific length of time. Rather, the amount of severance you are eligible to receive is based on your job level.

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In the case of involuntary separation, other than for Cause, that occurs within 2 years following a Change in Control, our severance plans provide for a lump sum cash benefit based on a number of months’ salary and bonus target according to your job level. In the U.S., if you elect to continue coverage in the medical / dental / vision plan, Arena pays an equivalent number of months of COBRA premiums as part of your severance.

•	Refer to the Employee Severance Plan U.S. or Switzerland for specific severance benefits.

41.	What triggers severance?

•
Severance is triggered when Arena terminates your employment, not for Cause. Please review the Employee Severance Plan U.S. or Switzerland for more detailed information on involuntary vs. voluntary separation.

42.	What is the withholding tax on the severance payout?

•	We recommend that you consult with a tax advisor. Generally, in the U.S., the severance lump sum payments will be considered supplemental wages and the current tax withholding rates are as follows:

◾	Federal income tax: 22% up to $1 million in annual supplemental wages and then 37%

◾	State income tax: State rates will vary and are based on each individual state’s supplemental rate.

◾	Payroll tax: Applicable payroll taxes (e.g., FICA at 6.2%, Medicare at 1.45%) will be withheld based on the standard rates and wage maximums.

43.	What does “voluntary termination” mean in the severance package?

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“Voluntary termination” is when the employee initiates the separation or termination of employment. If you voluntarily end your employment with Arena, you will not be eligible for severance benefits or the accelerated equity vesting.

44.	If I resign before the closing of the transaction, but my final day occurs after the closing of the transaction, will I qualify for severance?

•	No. This would be considered a voluntary resignation.

45.	For the severance pay level "Managers and Individual Contributors," how are "Individual Contributors" defined?

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“Managers and Individual Contributors” refers to those at level 8 and below within the Arena Career Framework, including those with the title of Senior Manager. Associate Director refers to level 9 (regardless of people management). Director refers to level 10 (regardless of people management).

46.	When does the “Change-in-Control” protection period begin?

•	The “Change in Control” period will be in effect starting on the date of the closing of the transaction and will continue for the next 24 months following the closing.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
47.	Will COBRA coverage be provided by Arena or Pfizer?

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In the event of a voluntary or involuntary separation of employment in the U.S., participants in the company’s healthcare plan are eligible to extend coverage post-employment for a certain period of time through COBRA based on the plan they are participating in at the time of the separation. Whether you separate employment with Arena prior to the closing of the transaction, or with Pfizer after the closing of the transaction, you will be offered COBRA.

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In the case of voluntary termination, the employee pays for the cost of continuing healthcare coverage pursuant to COBRA. In the case of involuntary termination, not for Cause, under the Employee Severance Plan, the company will pay for the cost of continuing healthcare coverage pursuant to COBRA for a designated period of time.

48.	For Zug employees, will the severance benefits be added to the standard notice period?

•	The severance benefits outlined in the policy are inclusive of the 3-month notice period, not in addition to the notice period.

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When we created our severance plans this past year, we incorporated a Change-in-Control (CIC) provision with the intention of global consistency in the amount of pay continuation and/or lump sum severance in the event of involuntary termination. The policy provides Zug employees with the greater of the benefits provided by this CIC provision or the benefits required by local law.

•
To comply with our employment agreements in Switzerland, in the event of an involuntary termination, severance will be provided as a combination of pay continuation during the standard 3-month notice period (also known as garden leave), and an additional lump sum amount of severance in those cases where the severance period exceeds the notice period. Any excess severance will be paid as a lump sum at the end of the notice period.

Performance Management & Goal Setting

49.	Will my performance reviews be archived and shared with Pfizer?

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As communicated in our December performance review education sessions, year-end reviews will be conducted one last time using our current paper process. Because we are currently transitioning from a paper-based process to an electronic process, we don’t currently have a way to archive past performance reviews or ratings.

•	We are continuing to work with Pfizer to determine the talent migration process and what specific information they will require. We will update you as we have additional details.

Business Operations

50.	What will happen to the current leadership/executive team? Will Amit join Pfizer? Are there a certain number of years leaders are required to remain with Pfizer?

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We are not aware of any decisions Pfizer has made regarding which employees will stay employed following the closing of the transaction. Future organizational structure and decisions related to employees transitioning out of the merged company post close will likely be discussed and decided during integration planning.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
51.	How are we handling contracts?

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The Merger Agreement describes “Material Contracts” as those that require prior consent from Pfizer based on the cost of the contract and its purpose. We are asking budget owners to get pre-approval from the Integration Team for Material Contracts before submitting them to CAPS. There will be 3 trainings held January 7, January 21, and February 4 to support the team. Additionally, a Material Contracts reference center is available on the Pfizer Integration Planning SharePoint site. For non-Material Contracts, it should be business as usual.

52.	Will the upcoming Phase 3 AD programs be affected by the merger?

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Between now and the closing of the transaction, it is business as usual as the parties remain separate and independent companies. Following the closing of the transaction, Pfizer has communicated their commitment to maintaining continuity of our ongoing clinical, regulatory, and manufacturing activities post-closing.

53.	Will Arena continue to work on filing the UC NDA or will Pfizer take over?

•	Until the closing of the transaction, Arena is fully responsible for filing the UC NDA.

54.	Is Arena responsible for the Elevate data readout?

•	Yes. Until the closing of the transaction, Arena has sole responsibility to complete the ELEVATE program.

55.	What will happen to our collaboration with Aristea?

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The appropriate team members have reviewed each of these agreements to ensure that we adhere to the obligations defined in the agreement. The Aristea collaboration will continue to operate at Arena and will be managed as part of the Arena business.

56.	Will there be general talking points provided to address our vendors and study sites as we get questions?

•
Information for vendors, including an external-facing Q&A, can be found at www.arenapharm.com/acquisition. This same information was provided via email to vendors with email addresses available in Dynamics. If you receive additional questions that you do not know how to address, please send to ***@arenapharm.com.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Pfizer and Arena, including, but not limited to, statements regarding the expected benefits of the proposed transaction and the anticipated timing of the proposed transaction, strategies, objectives and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Arena and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Arena’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Arena or Pfizer and potential difficulties in Arena employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Arena’s ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Pfizer or against Arena related to the Merger Agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts Arena’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Arena described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Arena assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Arena gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the Merger, Arena filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on January 3, 2022, and the Proxy Statement was first sent to stockholders of Arena on or about January 3, 2022. Arena may file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS AND SECURITYHOLDERS OF ARENA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ARENA HAS FILED WITH THE SEC OR THAT ARE INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

CONFIDENTIAL – DO NOT DISTRIBUTE UPDATED JANUARY 21, 2022
Stockholders of Arena are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Arena and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by contacting Arena Investor Relations at (858) 453-7200, or on Arena’s website at https://invest.arenapharm.com and clicking on the link titled “Investors” to access Arena’s “SEC Filings.”

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Arena and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Arena’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to Arena’s website at https://invest.arenapharm.com.

The material in this FAQ is intended to provide a summary of potential employment implications based on the Acquisition. In the event there is a conflict between the information in this FAQ and any official Arena Plan Document or Merger Agreement, the official Plan Document and/or the Merger Agreement will control.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Pfizer and Arena, including, but not limited to, statements regarding the expected benefits of the proposed transaction and the anticipated timing of the proposed transaction, strategies, objectives and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Arena and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Arena’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Arena or Pfizer and potential difficulties in Arena employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Arena’s ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Pfizer or against Arena related to the Merger Agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts Arena’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Arena described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Arena assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Arena gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the Merger, Arena filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on January 3, 2022, and the Proxy Statement was first sent to stockholders of Arena on or about January 3, 2022. Arena may file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS AND SECURITYHOLDERS OF ARENA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ARENA HAS FILED WITH THE SEC OR THAT ARE INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Stockholders of Arena are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Arena and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by contacting Arena Investor Relations at (858) 453-7200, or on Arena’s website at https://invest.arenapharm.com and clicking on the link titled “Investors” to access Arena’s “SEC Filings.”

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Arena and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Arena’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to Arena’s website at https://invest.arenapharm.com.